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                                                                   EXHIBIT 10(S)

                         SWAP TRANSACTION CONFIRMATION

TO:     Sea Pines Company, Inc.

ATTN:   Steve Birdwell

FAX:    (843) 363-4536

FROM:   Rafeek Ghafur
        Wachovia Bank, N.A.
        Derivative Products Services

DATE:   September 30, 1998

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THIS CONFIRMATION CANCELS AND REPLACES IN ITS ENTIRETY OUR CONFIRMATIONS DATED
NOVEMBER 20, 1997 AND APRIL 6, 1998, EVIDENCING THAT CERTAIN SWAP TRANSACTION ENTERED INTO BETWEEN WACHOVIA BANK, N.A. AND SEA PINES COMPANY, INC. ON NOVEMBER 20, 1997 AND THAT CERTAIN COLLAR TRANSACTION ENTERED INTO BETWEEN WACHOVIA BANK, N.A. AND SEA PINES COMPANY, INC. ON APRIL 6, 1998 (THE "TRANSACTIONS").

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wachovia Bank, N.A. ("Wachovia") and Sea Pines Company, Inc. ("Company") on the Trade Date specified below (the "Amended and Restated Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement (as defined below).

The definitions and provisions contained in the 1991 ISDA Definitions published by the International Swap Dealers Association, inc. (the "Definitions") are incorporated into this confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Amended and Restated Transaction referred to herein In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to the 1992 Master Agreement dated August 29, 1995 as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement will govern this Confirmation except as expressly modified below.

2. The terms of the particular Amended and Restated Transaction to which this Confirmation relates are as follows:

A.                                       TRADE DETAILS

NOTIONAL AMOUNT:                         $18,000,000.00
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TRADE DATE:                                    September 30, 1998

EFFECTIVE DATE:                                October 13, 1998

TERMINATION DATE:                              November 10, 2005

FIXED AMOUNTS:

 Fixed Rate Player:                            The Company

 Fixed Rate Payment Dates:                     The 10th day of each month
                                               commencing November 10, 1998
                                               up to and including the
                                               Termination Date subject to
                                               adjustment in accordance with The
                                               Modified Following Business Day
                                               Convention.

 Fixed Rate:                                   5.24% per annum

 Fixed Rate Day Count Fraction:                Actual / 360

FLOATING AMOUNTS:

 Floating Rate Payer:                          Wachovia

 Floating Rate Payer Payment Dates:            The 10th day of each month,
                                               commencing November 10, 1998
                                               up to and including the
                                               adjustment in accordance with The
                                               Modified Following Business Day
                                               Convention.

 Floating Rate for Initial Calculation Period: To Be Determined

 Floating Rate Option:                         USD-LIBOR-BBA

 Designated Maturity:                          One Month

 Floating Rate Day Count Fraction:             Actual / 360

BUSINESS DAYS:                                 London Business Days for rate
                                               resets and London and New York
                                               Business Days for payments.

CALCULATION AGENT:                             Wachovia Bank, N.A.

OPTIONAL TERMINATION DATE:                     Wachovia has the option to
                                               terminate this Amended and
                                               Restated Transaction on
                                               November 10, 2003.
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OPTIONAL TERMINATION PAYMENT:             If the Transaction is terminated
                                          under this option, then there will
                                          be no payment by either party except
                                          for interest accrued to the Optional
                                          Termination Date.

NOTICE REQUIREMENTS:                      Wachovia will provide Company
                                          notice of its intent to terminate the
                                          Amended and Restated Transaction
                                          no later than 5:00 p.m. (EDT) on
                                          November 6, 2003. Notice may
                                          be provided orally by telephone.

OPTION STYLE:                             European

OTHER PROVISIONS:                         Company will pay Wachovia
                                          accrued interest in the amount of
                                          $870.83 on October 13, 1998.

B.                                        ACCOUNT DETAILS

PAYMENTS TO WACHOVIA:                     Wachovia Bank, N.A.
     Fed Routing No.:                     061-000-010
     Account Number:                      18805813
     For the Account of:                  Derivatives Settlement
     Attention:                           Susan Lucia

PAYMENTS TO THE COMPANY:                  Wachovia Bank, N.A.
     Fed Routing No.:                     061-000-010
     Account Number:                      7300-59086
     For the Account of:                  Sea Pines Company, Inc.
     Attention:                           Steve Heyboer


C.                                        OFFICES

WACHOVIA BANK, N.A.:                      191 Peachtree Street
                                          Atlanta, Georgia 30303

                               Telephone  (404) 332-6970

                               Fax        (404) 332-6880

SEA PINES COMPANY, INC.:                  32 Greenwood Drive
                                          PO Box 7000
                                          Hilton Head, SC 29928

                               Telephone  (843) 785-3333

                               Fax        (843) 363-4536

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3.   THE COMPANY HAS CONSULTED, TO THE EXTENT IT HAS DEEMED NECESSARY, WITH ITS
     LEGAL, TAX AND FINANCIAL ADVISORS REGARDING ITS DECISION TO ENTER INTO THE AMENDED AND RESTATED TRANSACTION AND HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF, AND HAS OBTAINED ALL REQUESTED INFORMATION FROM, WACHOVIA CONCERNING THE AMENDED AND RESTATED TRANSACTION. THE COMPANY HAS MADE ITS OWN INDEPENDENT DECISION TO ENTER INTO THE AMENDED AND RESTATED TRANSACTION BASED UPON ITS OWN JUDGMENT, WITH FULL UNDERSTANDING OF THE ECONOMIC, LEGAL AND OTHER RISKS ASSOCIATED WITH THE AMENDED AND RESTATED TRANSACTION (WHICH RISKS IT IS WILLING TO ASSUME) AND IS ENTERING INTO THE AMENDED AND RESTATED TRANSACTION WITHOUT RELYING UPON ANY ADVICE (ORAL OR WRITTEN) OR PROJECTIONS PROVIDED BY WACHOVIA. THE COMPANY UNDERSTANDS THAT WACHOVIA IS RELYING ON THE STATEMENTS MADE BY THE COMPANY IN THIS PARAGRAPH IN ENTERING INTO THE AMENDED AND RESTATED TRANSACTION.


Please confirm that the foregoing correctly sets out the terms of our agreement by signing a copy of this Confirmation and returning it to us within two Business Days.



Wachovia Bank, N.A.                            Sea Pines Company, Inc.



By: /s/ Rafeek Ghafur                          By: /s/ Michael E. Lawrence
   ------------------                             ------------------------
Name:  Rafeek Ghafur                           Name:  Michael E. Lawrence
Title: Vice President                          Title: President